POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby makes, constitutes and appoints
James Erlinger III, Stillman Hanson, and Alison Buckley-Serfass and each of them singly, as the
undersigned's true and lawful attorneys-in-fact with full power and authority as hereinafter
described to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer,
director and/or beneficial owner of Quintiles Transnational Holdings Inc. (the
"Company"), (i)
Forms 3, 4, and 5 (including amendments thereto) in accordance with Section
16(a) of the
Securities Exchange Act of 1934, as amended(the "Exchange Act"), and the rules thereunder, (ii)
Form 144 in accordance with Rule 144 under the Securities Act of 1933, as amended (the
"Securities Act"), and (iii) Schedules 13D and 13G (including amendments thereto) in
accordance with Sections 13(d) and 13(g) of the Exchange Act and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4, or 5
(including amendments
thereto), Form 144, or Schedule 13D or 13G (including amendments thereto) and timely file such
form with the United States Securities and Exchange Commission (the "SEC") and
any stock
exchange or similar authority, including, but not limited to, executing a Form
ID for and on
behalf of the undersigned and filing such Form ID with the SEC; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required
by, the undersigned, it being understood that the documents executed by such attorney-in-fact on
behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's
discretion.

 The undersigned hereby grants to each attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all the acts such attorney-in-fact shall lawfully do or
cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, is not assuming any of the undersigned's
responsibilities to comply with Sections 13 or 16 of the Exchange Act or Rule
144 under the
Securities Act.

   This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 (including amendments thereto), Form 144, and
Schedules 13D
and 13G (including amendments thereto) with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to each of the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed
as of this 23 day of September, 2015.

                       By:        /s/  Annie H. Lo

       Print Name:  Annie H. Lo